Exhibit 32.2


                      CERTIFICATION AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of SBT Bancorp, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, I, Anthony F. Bisceglio, the Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

     (i) The Report for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of The Simsbury Bank & Trust Company, Inc.(2)



                                           /s/ Anthony F. Bisceglio, Ph.D.
                                           -------------------------------------
                                           Anthony F. Bisceglio, Ph.D.
                                           Chief Financial Officer
Date:  March 24, 2006


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(2) The Simsbury Bank & Trust Company, Inc. is a wholly-owned subsidiary of the
Company. In March 2006, the Company succeeded to the registration of Bank pursuant to Rule 12g-3(a) under the Exchange Act.